Exhibit 24(b)(4)(i)


                     OPPENHEIMER STRATEGIC INCOME FUND
                 Class A Share Certificate (8-1/2" x 11")


I.   FRONT OF CERTIFICATE (All text and other matter lies within decorative border 5/16" in width)

               (upper left)   box with heading: NUMBER [of shares]
               (upper right)  box with heading: CLASS A SHARES

               (centered
               below boxes)   Oppenheimer Strategic Funds Trust

                    A MASSACHUSETTS BUSINESS TRUST

                    SERIES: OPPENHEIMER STRATEGIC INCOME FUND

(at left) THIS IS TO CERTIFY THAT       (at right) SEE REVERSE FOR
                                           CERTAIN DEFINITIONS

                                        box: CUSIP 68380K 102

     (at left)     is the owner of

     (centered)     FULLY PAID CLASS A SHARES OF
                     BENEFICIAL INTEREST OF

                    OPPENHEIMER STRATEGIC INCOME FUND


               a series of Oppenheimer Strategic Funds Trust (hereinafter called the "Trust") transferable only on the books of the Trust by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Trust's Declaration of Trust to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

               WITNESS the facsimile seal of the Trust and the signatures of its duly authorized officers.

                                        Dated:
          (at left                      (at right
          of seal)                       of seal)
          (signature)                   (signature)

          /s/ George C. Bowen           /s/ Bridget A. Macaskill
          -------------------           ------------------------
          TREASURER                     PRESIDENT


                           (centered at bottom)
                      1-1/2" diameter facsimile seal
                               with legend
                     OPPENHEIMER STRATEGIC FUNDS TRUST
                                   SEAL
                                   1989
                       COMMONWEALTH OF MASSACHUSETTS



(at lower right, printed
 vertically)                       Countersigned
                                   OPPENHEIMERFUNDS SERVICES
                                   (A DIVISION OF OPPENHEIMERFUNDS,
                                     INC.)
                                   Englewood (Co)    Transfer Agent

                                   By ____________________________
                                        Authorized Signature


II. BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety

JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not as tenants in common

UNIF GIFT/TRANSFER MIN ACT - _____________ Custodian ____________
                              (Cust)                   (Minor)

                              UNDER UGMA/UTMA ___________________
                                                  (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)


_________________________________________________________________
     (Please print or type name and address of assignee)

______________________________________________________

________________________________________________Class A Shares of
beneficial interest represented by the within certificate, and do hereby irrevocably constitute and appoint
___________________________ Attorney to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated: ______________________

                         Signed: __________________________

                         ___________________________________
                         (Both must sign if joint owners)

                         Signature(s) __________________________
                              guaranteed     Name of Guarantor

                              by:  _____________________________
                                   Signature of Officer/Title

(text printed       NOTICE: The signature(s) to this assignment
vertically to right      must correspond with the name(s) as
of above paragraph)      written upon the face of the certificate
                         in every particular without alteration or enlargement or any change whatever.

(text printed in         Signatures must be guaranteed by a
box to left of           financial institution of the type
signature(s))            described in the current prospectus of the
                         Trust.


PLEASE NOTE: This document contains a        (OppenheimerFunds
watermark when viewed at an angle.  It is       logo)
invalid without this watermark:



_________________________________________________________________
                 THIS SPACE MUST NOT BE COVERED IN ANY WAY



EDGAR\230CERT.A